COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
Commitments And Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 19. COMMITMENTS AND CONTINGENCIES

Commitments

(a) Operating Leases

We rent certain properties which are used as office premises under lease agreements that expire at various dates through 2021. The following table sets forth our future aggregate minimum lease payments required under these operating leases, as of December 31, 2018:

(in US$ thousands)	Amount
2019	$450
2020	432
2021	72
$954

Rental expense for operating leases amounted to $821 thousand, $577 thousand and $493 thousand for the years ended December 31, 2016, 2017 and 2018, respectively.

(b) License Agreements

We have contractual obligations under various license agreements to pay the licensors license fees and minimum guarantees against future royalties. The following table summarizes the committed license fees and minimum guarantees against future royalties set forth in our significant license agreements as of December 31, 2018.

(in US$ thousands)	License fees	Minimum guarantees against future royalties	Total
Minimum required payments:
In 2019	$—	$200	$200
After 2019	—	—	—
	$—	$200	$200

The minimum guarantees against future royalties and license fees are generally not required to be paid until the licensed games are commercially released or until certain milestones are achieved, as stipulated in the individual license agreements.

For a certain licensed game, we are committed to paying $30 thousand to the licensor for every $500 thousand additional revenues generated from the game during the agreement period from January 2018 to January 2020.

Contingencies

We are subject to legal proceedings and claims that arise in the normal course of business.

On January 15, 2018, Ennoconn Corporation (“Ennoconn”) filed a complaint against one of our subsidiaries, GigaMedia Cloud Services Co., Ltd. (“GigaMedia Cloud”) in the Taiwan Taipei District Court. The complaint alleged that GigaMedia Cloud is obligated to pay Ennoconn the amount totally NTD 79,477,648 (around $2,697,471) to compensate their loss pursuant to certain documents in connection with purchasing taximeters signed in 2015. GigaMedia Cloud filed an answer to the complaint denying all their allegations in the lack of factual and legal basis on March 1, 2018. On November 15, 2018, the Taiwan Taipei District Court announced all the Ennoconn’s claims without merit and made a judgment denying the complaint by Ennoconn. Unfortunately, On January 3, 2019, Ennoconn filed an appeal demanded the judgment which was entered in the District Court should be reversed and amended. The civil court of the second instance, the Taiwan High Court, has conducted the session of the preparatory proceedings for two times on March 12, 2019 and April 16, 2019 separately. The Company firmly believes these claims of Ennoconn to be without merit and will keep defending them vigorously. Furthermore, we believe the Taiwan High Court will find such appeal meritless and enter a judgment denying the appeal by Ennoconn. Since the litigation process is still running, we are unable to assess the likelihood of the claim and the amount of potential damages. However, we believe the ultimate result with respect to this claim will not have a material adverse effect on our financial condition, results of operations or cash flows.